Going Concern	6 Months Ended
Jun. 30, 2024
Going Concern [Abstract]
GOING CONCERN

2. GOING CONCERN

The Group reported a net loss of $2,658,887 and net operating cash outflow of $1,280,887 for the six months ended June 30, 2024. In addition, the Group had an accumulated deficit of $70,805,518 as of June 30, 2024. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. If management is not able to generate significant revenues from its product candidates currently in development, the Group may not be able to achieve profitability.

In additions, the Group terminated the Agreement and Plan of Merger dated March 1, 2024 (the “Merger Agreement”) which originally aimed to facilitate the reverse takeover of YOOV resulting in YOOV becoming the major shareholder of the Group upon completion. This termination, together with recurring net losses and net operating cash outflow, may raise substantial doubt about the Group’s ability to continue as a going concern.

The Group’s liquidity is based on its ability to enhance its operating cash flow position, obtain capital financing from equity interest investors and borrow funds to fund its general operations and capital expenditure. The Group will need to maintain its operating costs at a level through strict cost control and budget, such as staff reduction, to ensure operating costs are minimized and will not exceed such aforementioned sources of funds to continue as a going concern for a period within 12 months after the issuance of its unaudited condensed consolidated financial statements. The Group’s ability to continue as a going concern is dependent on management’s ability to execute its business plan successfully.

If the Group determines that its cash requirements exceed the amount of cash and cash equivalents the Group has at the time, the Group may seek to issue equity or debt securities or obtain credit facilities. The issuance and sale of additional equity or convertible debts would result in further dilution to its shareholders. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that might restrict its operations. The Group cannot assure that the financing will be available in amounts or on terms acceptable to the Group, if at all. However, the management plans cannot alleviate the substantial doubt of the Group’s ability to continue as a going concern. There can be no assurance that the Group will be successful in achieving its strategic plans, that the Group’s future capital raises will be sufficient to support its ongoing operations, or that any additional financing will be available in a timely manner or with acceptable terms, if at all. If the Group is unable to raise sufficient financing or events or circumstances occur such that the Group does not meet its strategic plans, the Group will be required to reduce certain discretionary spending, alter or scale development programs, or be unable to fund capital expenditures, which would have a material adverse effect on the Group’s financial position, results of operations, cash flows, and ability to achieve its intended business objectives.

The accompanying unaudited condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the unaudited condensed consolidated financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.